SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     January 13, 2015

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

704 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth in this Item 2.02 of this Current Report and in Exhibit 99.1 is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 14, 2015, EnPro Industries, Inc. (the “Company”) disclosed certain qualitative information with respect to its results of operations for the three months ended December 31, 2014. The text of such disclosure is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The disclosure occurred during the question-and-answer portion of a publicly accessible telephone conference call, which was also webcast live on the Company’s website, which conference call was announced in a press release of the Company that included instructions as to when and how to join the telephone conference call and how to access the live webcast of the conference call on the Company’s website.

Item 7.01    Regulation FD Disclosure.

The information set forth in this Item 7.01 of this Current Report and in Exhibit 99.2 is intended to be “furnished” under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 13, 2015, EnPro Industries, Inc. issued a press release, which is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Text of qualitative disclosures made on January 14, 2015 via publicly accessible telephone conference call and simultaneous webcast

	Exhibit 99.2	Press Release of EnPro Industries, Inc. dated January 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 14, 2015

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 99.1	Text of qualitative disclosures made on January 14, 2015 via publicly accessible telephone conference call and simultaneous webcast
Exhibit 99.2	Press Release of EnPro Industries, Inc. dated January 13, 2015

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